                         CENTENNIAL MONEY MARKET TRUST
                         CENTENNIAL GOVERNMENT TRUST
                         CENTENNIAL TAX EXEMPT TRUST
                   Supplement dated November 6, 2003 to the
                       Prospectus dated August 22, 2003

The Prospectus is changed as follows:

1. The  following  paragraph  replaces  the  paragraph  captioned:  "Portfolio
Managers." on page A-1 of the prospectus:

Portfolio Managers. The portfolio managers of the Trusts are the persons principally responsible for the day-to-day management of the Trusts'
      portfolios.  The portfolio managers of Centennial Money Market Trust and Centennial Government Trust are Carol E. Wolf and Barry D. Weiss.
      The portfolio manager of Centennial Tax Exempt Trust is Carol E. Wolf.
      Ms. Wolf has had this responsibility since November 1988 for Centennial
      Government Trust, October 1990 for Centennial Money Market Trust and
      November 2003 for Centennial Tax Exempt Trust and Mr. Weiss, since
      August 2001. Each is an officer of Centennial Money Market Trust and
      Centennial Government Trust and Ms. Wolf is an officer of Centennial
      Tax Exempt Trust.  Ms. Wolf is a Senior Vice President and Mr. Weiss is
      a Vice President of the Manager, and each is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor.  Prior to joining the Manager as Senior Credit
      Analyst in February, 2000, Mr. Weiss was an Associate Director, Fitch
      IBCA Inc. (April 1998 - February 2000).

November 6, 2003                                      PS0154.008